                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 36
Statement of Operations.......................... 37
Statement of Changes in Net Assets............... 38
Financial Highlights............................. 39
Notes to Financial Statements.................... 42
Report of Independent Accountants................ 53

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.


[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

                                           A SHARES   B SHARES   C SHARES

 TOTAL RETURNS
One-year total return based on NAV(1)....   11.51%     10.72%      10.79%
One-year total return(2).................    6.17%      6.72%       9.79%
Five year total return(2)................   11.29%     11.30%      11.47%
Life-of-Fund average annual total
  return(2)..............................    9.67%      9.74%       9.78%
Commencement date........................ 05/16/94   05/16/94    05/16/94

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. There is no assurance the Fund will achieve its investment objective. Investing in international markets involves certain risks not typically associated with investing solely in the United States, including fluctuations in currency rates, withholding tax, restrictions on foreign investment and on repatriation of capital, limited publicly available information, less governmental supervision and regulation, less liquidity, and the potential for market volatility and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Fund will decline: credit risk--refers to an issuer's ability to make timely payments of interest or principal; non-diversification risk--the fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund; derivative investments risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Please read the Fund's prospectus and "Foreign Investment" in the Additional Investment Information section for more detailed information on global investing. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Morgan Stanley Capital International World Index and the J.P. Morgan Global Traded Government Index over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Global Managed Assets Fund vs. the Morgan Stanley Capital International World Index and the J.P. Morgan Global Traded Government Index (May 16, 1994, through December 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Avg. Annual    =  6.17%
5 Year Avg. Annual    = 11.29%
Inception Avg. Annual =  9.67%
------------------------------

                                                    VAN KAMPEN GLOBAL        MORGAN STANLEY CAPITAL     J.P. MORGAN GLOBAL TRADED
                                                   MANAGED ASSETS FUND      INTERNATIONAL WORLD INDEX       GOVERNMENT INDEX
                                                   -------------------      -------------------------   -------------------------
5/16/94                                                  9526.00                    10000.00                    10000.00
6/30/94                                                  9422.00                     9966.00                    10119.00
                                                         9605.00                    10139.00                    10214.00
                                                         9676.00                    10428.00                    10188.00
                                                         9531.00                    10138.00                    10238.00
                                                         9653.00                    10409.00                    10391.00
                                                         9379.00                     9941.00                    10280.00
12/31/94                                                 9376.00                    10021.00                    10284.00
                                                         9213.00                     9854.00                    10492.00
                                                         9294.00                     9980.00                    10763.00
                                                         9567.00                    10443.00                    11310.00
                                                         9752.00                    10790.00                    11491.00
                                                         9915.00                    10864.00                    11811.00
6/30/95                                                 10036.00                    10843.00                    11885.00
                                                        10405.00                    11367.00                    11941.00
                                                        10292.00                    11096.00                    11609.00
                                                        10479.00                    11401.00                    11871.00
                                                        10346.00                    11204.00                    11987.00
                                                        10469.00                    11575.00                    12121.00
12/31/95                                                10623.00                    11895.00                    12271.00
                                                        10791.00                    12092.00                    12145.00
                                                        10864.00                    12147.00                    12074.00
                                                        11021.00                    12331.00                    12055.00
                                                        11343.00                    12602.00                    12011.00
                                                        11385.00                    12594.00                    12023.00
6/30/96                                                 11406.00                    12639.00                    12128.00
                                                        10974.00                    12173.00                    12351.00
                                                        11227.00                    12294.00                    12403.00
                                                        11638.00                    12756.00                    12471.00
                                                        11607.00                    12826.00                    12719.00
                                                        12007.00                    13526.00                    12900.00
12/31/96                                                11945.00                    13290.00                    12810.00
                                                        12104.00                    13431.00                    12490.00
                                                        12149.00                    13566.00                    12404.00
                                                        11982.00                    13278.00                    12309.00
                                                        12073.00                    13693.00                    12240.00
                                                        12554.00                    14519.00                    12529.00
6/30/97                                                 12989.00                    15224.00                    12671.00
                                                        13389.00                    15906.00                    12625.00
                                                        12749.00                    14822.00                    12609.00
                                                        13252.00                    15608.00                    12889.00
                                                        12771.00                    14767.00                    13162.00
                                                        12840.00                    15009.00                    13004.00
12/31/97                                                13013.00                    15172.00                    12990.00
                                                        13256.00                    15576.00                    13121.00
                                                        13922.00                    16609.00                    13218.00
                                                        14373.00                    17291.00                    13118.00
                                                        14438.00                    17439.00                    13320.00
                                                        14425.00                    17201.00                    13378.00
6/30/98                                                 14594.00                    17589.00                    13415.00
                                                        14646.00                    17540.00                    13451.00
                                                        13464.00                    15181.00                    13823.00
                                                        13659.00                    15428.00                    14545.00
                                                        14295.00                    16802.00                    14870.00
                                                        14711.00                    17781.00                    14702.00
12/31/98                                                15073.00                    18629.00                    14979.00
                                                        15117.00                    19016.00                    14658.00
                                                        14665.00                    18489.00                    14360.00
                                                        15064.00                    19238.00                    14395.00
                                                        15425.00                    19975.00                    14392.00
                                                        14884.00                    19224.00                    14139.00
                                                        15245.00                    20100.00                    13902.00
                                                        15260.00                    20018.00                    14207.00
                                                        15185.00                    19961.00                    14244.00
                                                        15109.00                    19746.00                    14449.00
                                                        15440.00                    20751.00                    14431.00
                                                        15726.00                    21313.00                    14259.00
12/31/99                                                16730.00                    23018.00                    14219.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

We recently spoke with the representatives of the subadviser of the Van Kampen Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past 12 months. The Fund is managed by Barton M. Biggs, Ann D. Thivierge, J. David Germany, Michael B. Kushma, and Paul E. O'Brien of Morgan Stanley Dean Witter Investment Management.

Since 1997, Mr. Biggs and Ms. Thivierge have managed the equity portion of the Fund's portfolio, while Mr. Germany, Mr. Kushma, and Mr. O'Brien have managed the fixed-income portion. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A Global economic recovery was the story of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation. Meanwhile, declining interest rates and a focus on corporate cost-cutting fiscal reforms helped revive many emerging markets. In particular, Japan and other Asian nations emerged from devastating depressions and bear markets.

    Global economic growth was more robust than expected, particularly in regions of the world that had struggled earlier in the year. Commodity prices, led by oil, continued to march higher, while investor confidence finally started to rebound from the shocks of late 1998. Compared to the U.S. dollar, the Japanese yen rose approximately 10 percent, and the European euro gained approximately 14 percent.

   Q  WHAT WAS YOUR ASSET ALLOCATION BREAKDOWN?

   A Our asset allocation of stocks, bonds, and cash is based on market conditions. At the beginning of the period, the allocation was 66 percent stocks and 34 percent bonds. On December 31, 1999, the allocation was 73 percent stocks, 24 percent bonds, and 3 percent cash.

   Q  WHAT STRATEGIES WERE PURSUED IN THE EQUITY PORTION OF THE PORTFOLIO?

   A Throughout the period, the Fund remained underweighted in the United States because stocks appeared overpriced and therefore highly vulnerable in the event of a market downturn. This strategy hindered performance in the first half of the year as the U.S. economy continued its strong growth, but it benefited the portfolio in the second half when international markets surpassed the U.S. stock market.

    Early in the year we visited Singapore, Hong Kong, and Japan to talk with government officials, central bankers, businesses, and other investors. At the time, these meetings reinforced our belief that Asia had a long way to go in its recoveries. However, as the year progressed, we've seen evidence of its commitment to restructuring, particularly in Singapore and Japan. In response, we significantly increased the Fund's exposure to Singapore. The leading economic indicators were higher and point to even stronger economic growth. We believed stock prices were reasonable, and earnings growth and earnings momentum were the highest in the Fund's investment universe during the reporting period. We gave Singapore high marks for the government and corporate environment. Additionally, while Singapore remains dependent on consumer electronics and electronics exports, its economy is broadening into other areas, which can help lessen the impact of any downturns in the electronics sector. In Japan, following a strong performance in the first half of 1999, stock prices were not as attractive in the second half of the year. However, Japan remains attractive because we believe that cost cutting and further corporate rationalization should improve earnings.

    In Europe, we scaled back our U.K. weighting after the Bank of England raised interest rates at the beginning of September. We expect more rate hikes in the new year as the central bank aggressively attempts to smooth the economic cycle. Although Germany lagged Europe during the year, we expect recent tax reform proposals should unleash a massive corporate restructuring in this largest of European economies, increasing capital efficiencies in Germany and sending competitive shock waves across the continent. The fact that these proposals came from the ruling party, Sozialdemokratische Partei Deutschland, which 18 months ago proposed marking all corporate assets to market for immediate tax assessments, illustrates the extent of cultural leadership change. Similarly, the very negative local press resulting from the recent disclosure of illegal funding (i.e. suitcases of cash) for Germany's Christian Democratic Union, former Chancellor Kohl's party, should help to expose and weaken the unhealthy post-World War II based relationships between German politicians and companies, banks, and utilities. This weakening is important to the continuation of the process of privatization and deregulation. Only through dynamic reform can Europe's economy finally enjoy a long cycle of strong growth and low inflation. We believe this change is occurring--and at an accelerating pace.

    Since the third quarter, the Fund has been fully invested, meaning that it no longer holds a significant cash position. The Fund's defensive position in the second quarter of 1999 detracted from its performance earlier in the year, but the current fully invested position proved helpful in the second half of the year.

   Q  WHAT STRATEGIES WERE PURSUED IN THE FIXED-INCOME PORTION OF THE PORTFOLIO?

   A Although we increased the Fund's exposure to Japan in the first quarter of 1999 in order to take advantage of the volatility in that market, we made a good decision to decrease exposure to Japanese bonds later in the year due to the rise in interest rates. However, the Fund missed out on potential currency appreciation from the increase in the Japanese yen, which hurt its return. We did increase the Fund's exposure to the yen later in the period, which eventually helped returns.

    The significant exposure to Europe detracted from the Fund's performance because it wasn't prepared for the market's reaction to stronger growth in Europe. Accelerating economic growth, rising commodity prices, and a weak euro led the market to expect sharp interest-rate increases over the next 12 months. We held the Fund's exposure in Europe because we believed the economic fundamentals were attractive, but performance suffered as expectations of rate increases led to a decline in bond prices. The Fund benefited from its exposure to other European currencies, however, such as the Swedish krona, which appreciated versus the euro.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund achieved a total return of 11.51 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Index
generated a total return of 28.27 percent and the J.P. Morgan Global Traded Government Index achieved a total return of -5.08 percent. Past performance does not guarantee future results.

    The MSCI World Index is used as a benchmark to general equity funds. The J.P. Morgan Global Traded Government Index is an index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. Keep in mind that these indices are broad-based statistical composites and do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL EQUITY MARKETS AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?

   A We believe that consumer spending in Japan may experience a revival, which will boost its GDP above consensus growth expectations next year as investors continue to gain confidence in Japanese markets. The ongoing recovery in the rest of Asia should aid Japan as well.

    Our outlook for European equities is positive with the markets supported by strong earnings growth, upward earnings estimates, and little threat in the short-term from either interest rates or bond yields. For the third quarter, earnings growth was strong and positive surprises outnumbered negative surprises and we believe these trends may continue. Liquidity remains powerful with strong individual investor buying. Importantly we expect the euro to strengthen from current levels, which would provide a boost for U.S. dollar-based investors.

    We are cautious about the U.S. equity market due to expensive valuations and a more compelling case for fundamental change in the international arena. As long as the U.S. market remains relatively stable, we believe that many European and Asian markets can perform well given their rising economic growth, continued restructuring, and improving earnings. While we are encouraged by the present lack of meaningful inflation in the U.S., we continue to watch the Federal Reserve Board, hoping that policy makers tap the brakes cautiously without causing global reverberations. We expect the international markets to outperform the United States not for months, but for years.

   Q  WHAT IS YOUR OUTLOOK FOR FIXED-INCOME MARKETS?

   A Today, we remain confident in the global bond markets. In October, we began decreasing the Fund's exposure to the United Kingdom in favor of German bonds because the price differential between U.K. and German bonds was greater than the market has seen in approximately 20 years. During the period, the U.K. bond market performed well, but we don't expect that to continue in the near future given the bonds' elevated price levels. In the short-term, we do not see signs of inflation in the United States or Europe, and we don't expect the European Central Bank or the Federal Reserve Board to raise interest rates as much as the market has anticipated.

    With regard to commodities, we expect oil and other energy prices to continue to rise. We've seen a pattern among commodity-based economies in which economic recovery generally leads to currency strength. As a result, the Fund has currency exposure to Canada and Australia, which are commodity-based economies.

    Among the currencies of Europe, Japan, and the United States, we expect the euro to rebound versus the yen. Compared to the yen, it is significantly undervalued, and the strong economic recovery in Europe should provide good fundamental support. In addition, we believe a recovery in the global bond markets cannot happen unless inflation and interest-rate fears subside.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average. The effect of taking such a strategy may be that a fund does not achieve its investment objective.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

LEVERAGE: The degree to which a business is using borrowed money.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile had frequent and significant swings in price.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND
 TOP FIVE PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

United States Treasury Bond, 8.125% Coupon, 08/15/19
  Maturity ............................................    3.3%
Government of France, 4.500% Coupon, 07/12/03
  Maturity ............................................    2.3%
Bundersrepublik Deut, 6.500% Coupon, 07/04/27
  Maturity ............................................    1.9%
United States Treasury Bond, 12.000% Coupon, 05/15/05
  Maturity ............................................    1.8%
Sony Corp. ............................................    1.6%

 TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999*

SONY manufactures consumer electronics such as TVs,
VCRs, stereo systems, cameras, DVD players, batteries,
and game systems, and also owns and operates
entertainment businesses (movies, TV shows, and record
labels)...............................................    1.6%
MICROSOFT develops, manufactures, licenses, and
supports a range of software products.................    1.5%
GENERAL ELECTRIC is a diversified industrial
corporation whose products include appliances,
lighting products, aircraft engines, and plastics.....    1.4%
FUJITSU is a computer and information technology
provider, selling everything from supercomputers and
software development to e-commerce and web design.....    1.3%
SOFTBANK is a holding company invested in
computer-related ventures, and one of Japan's top
software and hardware distributors....................    1.2%

* As a percentage of long-term investments

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

 TOP FIVE COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
United States                                                               33.4                               47.1
Japan                                                                       20.2                                7.7
United Kingdom                                                                 7                               12.6
Germany                                                                      6.1                                3.2
Italy                                                                          4                                3.2

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Common and Preferred Stocks                                                 74.1                               65.5
Non-U.S. Government Obligations                                             15.8                               18.4
U.S. Government Agency Obligations                                           6.5                                7.7
Repurchase Agreements                                                        1.8                                7.2
Supra-National                                                               1.8                                  0
Commercial Paper                                                               0                                1.2

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  73.3%
AUSTRALIA  1.6%
Amcor, Ltd..............................................     967    $     4,529
AMP, Group Finance Services, Ltd. (a)...................      28          1,689
AMP, Ltd. (a)...........................................   1,411         15,590
AMP Diversified Property Trust..........................     673          1,038
AMP Reinsurance Note (a)................................   1,004            -0-
Australian Gas & Light Co., Ltd.........................     577          3,388
Brambles Industries, Ltd................................     325          8,987
Broken Hill Proprietary Co., Ltd........................   1,506         19,775
Coca-Cola Amati, Ltd....................................   1,425          3,892
Coles Myer, Ltd.........................................   1,675          8,652
Colonial, Ltd. (a)......................................   1,354          6,053
CSL, Ltd................................................     158          2,272
Email, Ltd..............................................     437            694
FH Faulding & Co., Ltd..................................     162          1,064
Fosters Brewing Group, Ltd..............................   2,627          7,537
General Property Trust..................................   2,107          3,431
Goodman Fielder, Ltd....................................   1,644          1,468
Leighton Holdings, Ltd..................................     377          1,460
Lend Lease Corp.........................................     807         11,306
Mayne Nickless, Ltd.....................................     562          1,450
National Australia Bank, Ltd............................   2,056         31,447
News Corp., Ltd.........................................   2,793         27,119
News Corp., Ltd. - Preferred Shares.....................   2,480         21,247
Normandy Mining, Ltd....................................   1,463          1,037
North, Ltd..............................................     627          1,478
Orica, Ltd..............................................      91            490
Pacific Dunlop, Ltd.....................................   1,594          2,256
Publishing & Broadcasting Ltd...........................     163          1,245
QBE Insurance Group, Ltd................................     508          2,368
Rio Tinto, Ltd..........................................     167          3,587
Santos, Ltd.............................................     896          2,441
Southcorp Holdings, Ltd.................................     963          3,395

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
Stockland Trust Group (a)...............................      13    $        27
Stockland Trust Group...................................     378            794
Suncorp Metway..........................................     470          2,533
TAB Corp. Holdings, Ltd.................................     484          3,277
Telstra Corp., Ltd......................................   6,106         33,191
Wesfarmers, Ltd.........................................     281          2,319
Westfield Trust.........................................   1,946          3,820
Westfield Trust (a).....................................      65            128
Westpac Banking Corp., Ltd..............................   2,820         19,453
WMC, Ltd................................................   1,335          7,362
Woolworths, Ltd.........................................   1,713          5,893
                                                                    -----------
                                                                        281,182
                                                                    -----------
AUSTRIA  0.8%
Austria Tabakwerke, AG..................................     149          7,205
Austrian Airlines.......................................     199          3,769
Bank Austria, AG........................................     711         40,109
Bau Holdings, AG........................................      31          1,171
BBAG Oest Brau-Beteiligungs, AG.........................      59          2,377
Bohler-Uddeholm, AG.....................................      37          1,707
BWT, AG.................................................      11          1,479
Flughafen Wien, AG......................................     142          4,937
Generali, AG............................................      47          7,881
Lenzing, AG.............................................       6            326
Mayr Melnhof Karton, AG.................................      80          3,707
Oest Elektrizitats, Class A.............................     204         28,667
OMV, AG.................................................     174         16,914
VA Technologie, AG......................................      94          6,202
Wienerberger Baustoffindustrie, AG......................     456          9,917
                                                                    -----------
                                                                        136,368
                                                                    -----------
CANADA  1.4%
Abitibi Consolidated, Inc...............................     200          2,342
Agnico-Eagle Mines, Ltd.................................     700          5,140
Alberta Energy Co., Ltd.................................     100          3,118

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
CANADA (CONTINUED)
Alcan Aluminum..........................................     200    $     8,230
Bank of Montreal........................................     200          6,831
Bank of Nova Scotia.....................................     300          6,453
Barrick Gold Corp.......................................     200          3,568
BCE, Inc................................................     300         27,257
BCT.Telus Communications, Inc...........................      58          1,412
BCT.Telus Communications, Inc. - Non Voting Shares......      19            459
Bombardier, Inc., Class B...............................     500         10,270
Canadian Imperial Bank of Commerce......................     200          4,780
Canadian Occidental Petroleum...........................     100          1,974
Canadian Pacific........................................     200          4,302
Gulf Canada Resource (a)................................     500          1,645
Imasco, Ltd.............................................     300          8,303
Imperial Oil, Ltd.......................................     400          8,590
International Forest Products, Ltd., Class A (a)........     500          1,368
Laidlaw, Inc............................................     200          1,046
National Bank of Canada.................................     100          1,282
Newbridge Networks Corp. (a)............................     100          2,255
Nexfor, Inc.............................................      87            506
Noranda, Inc............................................     200          2,688
Nortel Networks Corp....................................     800         80,831
Petro CDA...............................................     300          4,250
Placer Dome, Inc........................................     200          2,134
Power Corp. of Canada...................................     200          3,429
Royal Bank of Canada....................................     200          8,798
Seagram Co., Ltd........................................     200          8,964
Suncor Energy, Inc......................................     100          4,184
Talisman Energy, Inc. (a)...............................     100          2,556
Thomson Corp............................................     400         10,530
TransCanada PipeLines, Ltd..............................     564          4,884
Weston George, Ltd......................................     100          3,828
                                                                    -----------
                                                                        248,207
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
FINLAND  1.3%
Kesko (a)...............................................     158    $     2,005
Merita Oyj..............................................     889          5,239
Metra Oyj...............................................      61          1,137
Metso Oyj (a)...........................................     141          1,832
Nokia Oyj...............................................     998        180,960
Outokumpu Oyj (a).......................................      85          1,203
Oyj Hartwall Abp........................................      57            827
Raisio Group, PLC (a)...................................     147            582
Sampo, Ser A............................................      96          3,356
Sonera Oyj..............................................     322         22,073
Tietoenator Oyj.........................................      65          4,060
UPM-Kymmene Oyj (a).....................................     244          9,832
                                                                    -----------
                                                                        233,106
                                                                    -----------
FRANCE  3.7%
Accor, SA...............................................     210         10,148
Air Liquide.............................................      38          6,362
Alcatel, SA.............................................     125         28,709
Aventis, SA.............................................     441         25,633
AXA-UAP.................................................     251         34,994
Banque Nationale de Paris (a)...........................     242         22,330
Banque Nationale de Paris (a)...........................      26            120
Canal Plus..............................................     108         15,721
Cap Gemini..............................................      51         12,946
Carrefour, SA...........................................     306         56,440
CIE Fonciere Klepierre (a)..............................     170         16,440
Compagnie de Saint Gobain...............................      82         15,422
France Telecom..........................................     572         75,656
Groupe Danone...........................................      75         17,679
Groupe Le Fin De Cons (a)...............................      50          5,641
Immeubles De Franc (a)..................................     115          2,100
L'Oreal.................................................      41         32,897
LVMH (Moet Hennessy Louis Vuitton)......................      79         35,389
Michelin (CGDE), Class B................................     144          5,657

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
FRANCE (CONTINUED)
Pernod Ricard...........................................      57    $     3,261
Peugeot Citroen.........................................      50         11,353
Pinault-Printemps-Redoute, SA...........................      87         22,962
Sagem, SA...............................................      10          6,951
Sanofi, SA (a)..........................................     348         14,492
Schneider, SA...........................................     117          9,187
Silic...................................................      10          1,603
Simco...................................................     168         13,598
Societe Fonciere Lyonnaise..............................      60          7,851
Societe Generale........................................      70         16,289
Sodexho Alliance........................................      26          4,602
Suez Lyonnaise des Eaux.................................     118         18,912
Thomson CSF.............................................     127          4,195
Total, SA, Class B (a)..................................     456         60,864
Unibail, SA.............................................      33          4,165
Vivendi (a).............................................     273         24,654
                                                                    -----------
                                                                        645,223
                                                                    -----------
GERMANY  4.1%
Allianz, AG (Vinkulierte Regd)..........................     208         69,878
BASF, AG................................................     267         13,717
Bayer Hypo Vereinsbank, AG..............................     365         24,929
Bayer, AG...............................................     250         11,836
Beiersdorf, AG..........................................     150         10,073
Continental, AG.........................................     117          2,340
DaimlerChrysler, AG (a).................................     752         58,481
Deutsche Bank, AG.......................................     450         38,010
Deutsche Telekom, AG....................................   2,036        145,003
Douglas Hldg, AG........................................     100          4,306
Dresdner Bank, AG.......................................     333         18,114
Fresenius Medical.......................................      50          4,276
Gehe, AG................................................      50          1,939
IVG Holding, AG.........................................     145          2,257
Linde, AG...............................................     100          5,470

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
GERMANY (CONTINUED)
Lufthansa, AG (Vinkulierte Regd)........................     333    $     7,749
Man, AG - Preferred Shares..............................     100          3,757
Mannesmann, AG..........................................     340         82,028
Metro, AG...............................................     217         11,673
Munchener Ruckvers (a)..................................     150         38,048
Preussag, AG............................................     120          6,685
RWE, AG.................................................     397         15,557
SAP, AG.................................................      17          8,374
SAP, AG - Non Voting Preferred Shares...................      50         30,120
Siemens, AG.............................................     467         59,416
Thyssen Krupp, AG.......................................     200          6,094
Veba, AG................................................     433         21,046
Viag, AG................................................     642         11,770
Volkswagen, AG..........................................     250         14,090
Volkswagen, AG - Non Voting Preferred Shares............     100          3,203
                                                                    -----------
                                                                        730,239
                                                                    -----------
HONG KONG  0.0%
Hong Kong Land Holding - $US (a)........................      86            127
                                                                    -----------
ITALY  3.0%
Alitalia, SpA...........................................   1,909          4,548
Assicurazioni Generali..................................   1,425         47,084
Autogrill, SpA (a)......................................     274          3,450
Banca Commerciale Italiana..............................     435          2,368
Banco Ambrosiano Veneto, SpA............................   6,290         25,535
BCA Intesa SpA..........................................     435            747
BCA Pop Di Milano.......................................     726          5,653
BCO Di Roma.............................................   5,668          7,286
Benetton Group, SpA.....................................   3,535          8,119
Beni Stabili SpA (a)....................................   1,832            646
Burgo (Cartiere), SpA...................................       1              7
Credito Italiano........................................   5,724         28,138
Enel, SpA (a)...........................................   8,070         33,818
Ente Nazionale Idrocarburi, SpA.........................  10,812         59,467

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
ITALY (CONTINUED)
Fiat, Priv, SpA.........................................       3    $        43
Fiat, SpA...............................................     260          7,425
Impregilo, SpA..........................................       8              5
Instituto Nazionale delle Assicurazioni (INA)...........   4,368         11,572
La Rinascente, SpA......................................       2             13
Magneti Marelli.........................................     353          1,348
Mediaset, SpA...........................................   1,740         27,063
Mediobanca, SpA.........................................     901          9,194
Montedison, SpA.........................................   3,764          6,161
Montedison, Di Risp, SpA................................   3,514          3,363
Olivetti, SpA...........................................   2,581          7,475
Parmalat Finanziara, SpA................................       3              4
Pirelli, SpA............................................   3,306          9,075
Reno de Medici, SpA.....................................       1              3
Riunione Adriatica di Sicurta, SpA......................     798          8,006
Sao Paolo Imi, SpA (a)..................................   1,832         24,895
Sirti, SpA..............................................       1              4
Telecom Italia, Di Risp, SpA............................     517          3,151
Telecom Italia, SpA.....................................   3,810         53,732
Telecom Italia Mob, Di Risp, SpA........................   1,770          8,434
Telecom Italia Mob, SpA.................................   9,983        111,525
                                                                    -----------
                                                                        519,357
                                                                    -----------
JAPAN  16.8%
Acom Co., Ltd...........................................     100          9,797
Advantest...............................................     200         52,853
Ajinomoto Co., Inc......................................   1,000         10,424
Asahi Bank, Ltd.........................................   2,900         17,882
Asahi Breweries.........................................   1,000         10,943
Asahi Chemical Industry Co..............................     800          4,111
Asahi Glass Co..........................................   2,800         21,678
Bank of Tokyo...........................................   3,200         44,600
Benesse Corp............................................     100         24,078
Bridgestone Corp........................................   1,000         22,022

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Canon, Inc..............................................   2,000    $    79,475
Central Japan Railway...................................       2         12,548
CSK Corp................................................     100         16,247
Dai Nippon Printing.....................................     800         12,763
Daiwa House Industries..................................   1,000          7,439
Daiwa Securities........................................   1,400         21,911
Denso Corp..............................................   1,000         23,882
East Japan Railway......................................       4         21,572
Fanuc...................................................     400         50,935
Fuji Bank...............................................   3,600         34,989
Fuji Photo Film Co......................................   1,000         36,508
Fujitsu.................................................   5,000        228,051
Hitachi.................................................   6,800        109,151
Honda Motor Co..........................................   1,000         37,193
Industrial Bank of Japan (a)............................   3,000         28,922
Ito-Yokado Co., Ltd.....................................   1,000        108,642
Japan Air Lines Co......................................   6,000         17,794
Jusco Co................................................   1,000         17,432
Kajima Corp.............................................   6,000         17,911
Kansai Electric Power...................................   1,000         17,432
Kao Corp................................................   1,000         28,531
Kinki Nippon Railway....................................   6,000         24,078
Kirin Brewery Co........................................   1,800         18,939
Kyocera Corp............................................     500        129,686
Marui Co................................................   1,000         14,936
Matsushita Electric Industries..........................   5,000        138,495
Mitsubishi Chemical.....................................     800          2,819
Mitsubishi Electric Corp................................   4,800         31,007
Mitsubishi Estate.......................................   1,800         17,565
Mitsubishi Heavy Industries.............................   6,000         20,025
Mitsubishi Trust & Banking Co...........................   2,000         17,618
NEC Corp................................................   2,000         47,666
Nintendo Co.............................................     200         33,239

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Nippon Express Co.......................................   2,800    $    15,484
Nippon Oil Co...........................................   3,000         13,213
Nippon Steel Corp.......................................   9,800         22,925
Nippon Telegraph & Telephone Corp.......................      10        171,283
Nissan Motor Co. (a)....................................   2,800         11,017
Nomura Securities.......................................   1,400         25,281
Oji Paper Co............................................   3,000         18,058
Osaka Gas Co............................................   3,000          7,223
Promise Co..............................................     100          5,090
Sakura Bank.............................................   3,800         22,018
Sankyo Co...............................................   1,000         20,554
Sanyo Electric Co.......................................   4,000         16,247
Sekisui House...........................................   1,800         15,944
Sharp Corp..............................................   2,000         51,189
Softbank Corp...........................................     210        201,018
Sony Corp...............................................     900        266,908
Sumitomo Bank, Ltd......................................   2,000         27,386
Sumitomo Chemical.......................................   1,000          4,698
Sumitomo Electric Industries............................   2,000         23,118
Taisho Pharmacy Co......................................   1,000         29,363
Takeda Chemical Industries..............................   1,000         49,427
Takefuji Corp...........................................     100         12,518
Toho Co.................................................     100         14,623
Tohoku Electric Power...................................   1,400         20,828
Tokai Bank..............................................   3,000         18,910
Tokyo Electric Power....................................   1,300         34,863
Tokyo Marine & Fire Insurance Co........................     800          9,357
Toray Industries, Inc...................................   1,000          3,876
Toshiba Corp............................................   7,000         53,440
Toyota Motor Corp.......................................   2,800        135,656
Yasuda Trust & Banking..................................     400            622
                                                                    -----------
                                                                      2,965,926
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
NETHERLANDS  2.3%
ABN AMRO Holdings, NV...................................   1,080    $    26,981
AEGON, NV...............................................     385         37,193
Ahold Koninklijke, NV...................................     407         12,050
Akzo Nobel, NV..........................................      92          4,615
Buhrmann, NV............................................     246          3,705
Elsevier, NV............................................     189          2,258
Hagemeyer, NV...........................................      94          2,177
Heineken, NV............................................     194          9,462
ING Groep, NV...........................................     774         46,735
KLM Royal Dutch Air Lines, NV...........................      78          2,004
Kon KPN, NV.............................................     347         33,871
Philips Electronics, NV.................................     249         33,862
Rodamco.................................................     100          4,039
Royal Dutch Petroleum Co................................   1,565         95,930
STMicroelectronics......................................     174         26,783
TNT Post Groep, NV......................................     410         11,750
Uni-Invest, NV..........................................     730          9,413
Unilever, NV............................................     416         22,981
Unilever, NV - Preferred Shares (a).....................     466          2,361
Vedior, NV..............................................      95            976
Wolters Kluwer, NV......................................     388         13,133
                                                                    -----------
                                                                        402,279
                                                                    -----------
NORWAY  0.0%
Steen & Strom Invest ASA................................      10            134
                                                                    -----------
PORTUGAL  1.2%
BCO Comercial Portugues, SA.............................   5,985         33,220
BCO Espirito Santo e Comercial de Lisboa................     500         14,052
BPI-SGPS, SA............................................   3,330         14,189
Brisa-Auto Estradas de Portugal, SA.....................   1,500         11,514
Corticeira Amorim SGPS, SA..............................     100            983
Elec De Portugal........................................   3,100         54,118
Jeronimo Martins, SPGS, SA..............................     400         10,235
Portucel Industrial-Empresa Produtora de Celulose.......     500          3,440

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
PORTUGAL (CONTINUED)
Portugal Telecom, SA....................................   5,155    $    56,551
Soares Da Costa, SA.....................................     100            306
Sonae Investimentos.....................................     300         15,836
UNICER-Uniao Cervejeira, SA.............................     300          5,947
                                                                    -----------
                                                                        220,391
                                                                    -----------
SINGAPORE  0.8%
City Developments, Ltd..................................   1,000          5,854
Creative Technologies Corp..............................     100          1,813
DBS Group Holdings, Ltd.................................   1,163         19,063
DBS Land, Ltd...........................................   1,500          2,954
Hotel Properties........................................   1,000            901
Keppel Corp., Ltd.......................................   1,000          2,618
NatSteel, Ltd...........................................   1,000          1,993
Neptune Orient Lines, Ltd...............................     537            719
Overseas Chinese Bank...................................   2,100         19,292
Parkway Holdings, Ltd...................................   1,000          2,270
Sembcorp Industries, Ltd. (a)...........................   2,000          2,726
Singapore Airlines, Ltd.................................   2,000         22,696
Singapore Press Holdings, Ltd...........................   1,000         21,675
Singapore Tech Engineering..............................   4,000          6,196
Singapore Telecommunications............................   6,300         13,012
United Industrial Corp., Ltd............................   2,000          1,129
United Overseas Bank, Ltd...............................   1,056          9,320
United Overseas Land, Ltd...............................   1,000            937
                                                                    -----------
                                                                        135,168
                                                                    -----------
SPAIN  1.3%
Acerinox, SA............................................      24            959
Argentaria Corp.........................................     488         11,469
Autopistas Cesa.........................................     300          2,916
Azucarera Ebro Agricolas, SA ...........................      83          1,211
BCO Bilbao Vizcaya, SA..................................   1,756         25,012
BCO Santander Central Hispanoamericano (a)..............   2,824         31,975
Corporacion Mapfre, SA..................................     136          2,252

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
SPAIN (CONTINUED)
Empresa Nacional de Celulosas, SA.......................      48    $       960
Endesa, SA..............................................     855         16,976
Fomento Construcciones y Contratas, SA..................     150          3,052
Gas Natural SDG, SA.....................................     288          6,635
Iberdrola, SA...........................................     926         12,835
Inmobiliaria Colonial, SA (a)...........................     100            453
Metrovacesa, SA.........................................     443          7,676
Prima Inmobiliaria, SA..................................     720          6,237
Respol, SA..............................................     903         20,940
Tabacalera, SA, Class A.................................     183          2,618
Telefonica, SA (a)......................................   2,298         57,409
TelePizza, SA (a).......................................     215            910
Union Electrica Fenosa, SA..............................     228          3,983
Vallehermoso, SA........................................   1,960         13,821
Viscofan Industria Navarra De Envolturas Celulosicas,
  SA....................................................      78            621
                                                                    -----------
                                                                        230,920
                                                                    -----------
SWEDEN  1.6%
Atlas Copco, AB, Class A................................     100          2,956
Castellum, AB...........................................     720          7,023
Diligentia..............................................   1,040          8,555
Drott AB, Class B.......................................     595          6,783
Electrolux, AB..........................................     400         10,060
Ericsson Telefon LM, Class B............................   1,900        122,141
Foreningssparbk.........................................     550          8,080
Hennes & Mauritz, AB, Class B...........................     800         26,795
Netcom Systems, AB......................................     100          7,028
OM Gruppen, AB..........................................     100          2,174
Sandvik, AB.............................................     400         12,528
Securitas, AB, Class B..................................     200          3,620
Skandia Forsakrings, AB.................................     500         15,102
Skandinaviska Enskilda Banken, Class A..................     600          6,064
Skanska, AB, Class B....................................     100          3,725
SKF, AB, Class B........................................     100          2,433

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
SWEDEN (CONTINUED)
SSAB Svenska Stal, AB, Class A..........................      50    $       776
Svenska Cellulosa, AB, Class B..........................     200          5,923
Svenska Handelsbanken, Class A (a)......................     700          8,802
Tornet Fastighet........................................     385          5,339
Trelleborg, AB, Class B.................................     100            899
Volvo, AB, Class A......................................     100          2,527
Volvo, AB, Class B......................................     400         10,342
WM-Data, AB.............................................     100          6,182
                                                                    -----------
                                                                        285,857
                                                                    -----------
SWITZERLAND  2.2%
ABB, AG.................................................     200         24,461
Credit Suisse Group.....................................     200         39,754
Nestle, SA..............................................      30         54,958
Novartis, AG............................................      50         73,416
Roche Holdings Bearer, AG...............................       1         16,328
Roche Holdings Genusscheine, AG.........................       5         59,348
Schweizerische Rueckversicherungs-Gesellschaft..........      10         20,543
SGS Holdings............................................       5          6,374
Sulzer, AG..............................................      10          6,500
Swatch Group, AG........................................      10         11,518
Swisscom, AG (a)........................................      40         16,178
UBS, AG (a).............................................     157         42,398
Zurich Allied, AG (a)...................................      40         22,810
                                                                    -----------
                                                                        394,586
                                                                    -----------
UNITED KINGDOM  5.1%
31 Group, PLC...........................................     126          2,249
Abbey National..........................................     279          4,473
Albert Fisher Group.....................................     809            150
Alldays, PLC............................................      29             29
Allders.................................................      38             76
Allied Zurich...........................................     289          3,408
AMEC....................................................     113            447
Amvescap, PLC (a).......................................     143          1,663

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Anglian Water...........................................     587    $     5,253
Arm Holdings, PLC (a)...................................      40          2,704
Associated British Ports Holdings.......................   2,175          9,978
BAA, PLC (a)............................................     464          3,238
BBA Group...............................................      19            157
Barclays................................................     352         10,115
Barratt Developments....................................     277          1,289
Bass....................................................     233          2,932
Beazer Group............................................     936          2,177
Berisford...............................................     502          2,733
Berkeley Group..........................................     204          2,346
BG Group, PLC...........................................     894          5,734
BICC Group..............................................     115            169
BOC Group...............................................     687         14,815
Boots Co................................................     262          2,565
BP Amoco, PLC...........................................   4,296         43,365
BPB.....................................................   1,000          5,977
British Aerospace.......................................     955          6,278
British Airways.........................................     347          2,264
British American Tobacco................................     629          3,556
British Land Co.........................................   8,070         53,706
British Sky Broadcast...................................     422          6,817
British Telecommunications..............................   1,134         27,476
Burford Holdings........................................   1,610          2,653
Burmah Castrol..........................................     514          9,083
Cable & Wireless........................................     851         14,598
Cadbury Schweppes, PLC..................................     722          4,350
Canary Wharf Group, PLC (a).............................     145            902
Capita Group, PLC.......................................      44            800
Capital Shop Centers....................................   1,880         10,264
Caradon.................................................   1,305          3,267
Carpetright.............................................     351          3,033
Centrica, PLC...........................................   1,103          3,203

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Cobham, PLC.............................................     431    $     5,448
Commercial Union........................................     334          5,390
Delta...................................................      64            129
Diageo..................................................     932          7,437
Dialog Corp.............................................      70            106
Dixons Group, PLC.......................................      92          2,214
Emap....................................................     122          2,522
EMI Group...............................................   1,108         10,917
Enterprise Oil..........................................     752          5,102
FirstGroup..............................................     726          2,814
FKI.....................................................     635          2,487
Frogmore Estates, PLC...................................     150          1,144
GKN, PLC................................................     648         10,614
Glaxo Wellcome..........................................     748         21,193
Granada Group...........................................     469          4,735
Grantchester Holdings...................................   9,420         23,128
Great Portland Estates, PLC.............................   4,210         13,057
Great Universal Stores..................................     201          1,169
Halifax Group...........................................     710          7,753
Hammerson, PLC..........................................   2,340         16,064
Hanson..................................................     726          6,086
Hays....................................................     188          3,000
House Of Fraser.........................................     218            268
HSBC Holdings...........................................   1,763         24,434
Hyder...................................................   1,080          5,042
IMI.....................................................     699          2,992
Imperial Chemical Industries............................      79            835
Invensys, PLC...........................................   2,486         13,144
Jarvis..................................................     437          1,609
Johnson Matthey.........................................     837          8,234
Kingfisher..............................................     484          5,371
Laird Group.............................................      49            192
Land Securities.........................................   5,554         62,239

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Lasmo...................................................   1,975    $     3,828
Legal & General Group...................................   1,556          4,248
Lex Service.............................................     783          4,705
LIMIT...................................................   1,752          4,217
Lloyds TSB Group........................................   1,388         17,241
Logica (a)..............................................      84          2,171
London Clubs International..............................     616          1,214
London Forfaiting.......................................     113             58
Lonmin, PLC.............................................     516          5,226
Low & Bonar.............................................      10             23
Marconi.................................................     828         14,605
Marks & Spencer.........................................     571          2,730
Mayflower Corp..........................................       3             11
Meggitt.................................................      14             44
MEPC....................................................   4,569         34,318
Misys...................................................   1,050         16,299
National Power..........................................     430          2,480
Next....................................................     456          4,375
NFC.....................................................   1,159          4,662
Nycomed Amersham (a)....................................     135            850
Ocean Group.............................................      13            243
P & O Finance...........................................     201          3,334
Parity Group, PLC.......................................     816          5,009
Pennon Group............................................     446          3,876
Pilkington..............................................   3,266          4,447
Prudential Corp.........................................     585         11,415
Psion (a)...............................................      16            672
Quintain Estate & Dev...................................     200            562
Racal Electronics.......................................     315          2,837
Railtrack Group.........................................     115          1,932
Rank Group..............................................     805          2,601
Reed International......................................     299          2,246
Rentokil Initial........................................     577          2,097

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Reuters Group...........................................     318    $     4,417
Rexam...................................................      35            142
Rio Tinto...............................................     136          3,264
Rolls Royce.............................................   1,073          3,726
Rugby Group.............................................     388            852
Sage Group, Ltd. (a)....................................     260          3,183
Sainsbury J Finance.....................................     646          3,650
Schlumberger, Ltd. - US$................................     300         16,875
Scotia Holdings.........................................      90            189
Scottish & Southern Energy, PLC.........................     651          5,179
Sema Group..............................................      98          1,757
Skillsgroup.............................................      45            218
Slough Estates, PLC.....................................   1,585          9,025
Smith & Nephew (a)......................................     238            800
Smithkline Beecham......................................   1,157         14,671
Smiths Industries.......................................     160          2,391
Stagecoach Holdings.....................................   1,292          3,318
TBI, PLC................................................     450            549
Tesco...................................................   1,082          3,286
Torotrak................................................      15             66
Trinity Mirror, PLC.....................................     214          2,280
Unilever................................................     782          5,747
Vodafone AirTouch.......................................   8,277         41,258
Vodafone AirTouch PLC - US$ (b).........................     200          9,900
Wates City Of London Properties, PLC....................   1,010          1,485
Wickes..................................................      17             74
William Baird...........................................     669            616
WPP Group...............................................   1,023         16,029
Yorkshire Water.........................................     545          3,055
Zeneca Group............................................     386         16,037
                                                                    -----------
                                                                        895,776
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES  26.1%
Abbott Laboratories, Inc. (b)...........................     900    $    32,681
Adobe Systems, Inc. (b).................................     400         26,900
Albertson's, Inc........................................     300          9,675
Alcoa, Inc. (b).........................................     500         41,500
Allegheny Technologies Inc..............................     350          7,766
Allstate Corp...........................................     500         12,000
Amazon.com, Inc.........................................     100          7,613
America Online, Inc. (b)................................     600         45,262
American Express Co. (b)................................     200         33,250
American Home Products Corp. (b)........................     700         27,606
American International Group, Inc. (b)..................     738         79,796
American Power Conversion Corp..........................     200          5,275
AMR Corp. (a)...........................................     200         13,400
Anheuser-Busch Cos., Inc. (b)...........................     300         21,262
Applied Materials, Inc. (a).............................     200         25,337
AT&T Corp. (b)..........................................   1,798         91,248
AT&T Corp. - Liberty Media Group., Class A (b)..........     600         34,050
Automatic Data Processing, Inc..........................     300         16,163
Avon Products, Inc......................................     300          9,900
Baker Hughes, Inc.......................................     300          6,319
Bank of New York Co., Inc...............................     400         16,000
Bank One Corp...........................................     600         19,237
Baxter International, Inc...............................     100          6,281
Bell Atlantic Corp. (b).................................   1,100         67,719
BellSouth Corp. (b).....................................     900         42,131
Boeing Co. (b)..........................................     500         20,781
Bristol-Myers Squibb Co. (b)............................   1,000         64,187
Burlington Northern Santa Fe Corp.......................     400          9,700
Campbell Soup Co........................................     300         11,606
Caterpillar, Inc........................................     200          9,413
CBS Corp................................................     200         12,788
Cendant Corp. (a).......................................     500         13,281
Champion International Corp.............................     100          6,194

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Charles Schwab Corp.....................................     400    $    15,350
Chase Manhattan Corp....................................     200         15,538
Chevron Corp. (b).......................................     300         25,987
CIGNA Corp..............................................     300         24,169
Cisco Systems, Inc. (a) (b).............................   1,500        160,687
Citigroup, Inc. (b).....................................   1,650         91,678
Clorox Co...............................................     200         10,075
Coca-Cola Co. (b).......................................   1,200         69,900
Computer Associates International, Inc..................     300         20,981
Constellation Energy Group..............................     500         14,500
Corning, Inc............................................     200         25,787
Crown Cork & Seal Co., Inc..............................     300          6,713
CVS Corp................................................     200          7,988
Dayton Hudson Corp......................................     300         22,031
Deere & Co..............................................     200          8,675
Dell Computer Corp. (a) (b).............................   1,100         56,100
Delphi Automotive Systems Corp..........................     479          7,544
Dow Chemical Co. (b)....................................     200         26,725
Duke Energy Corp. (b)...................................     500         25,062
E. I. Du Pont de Nemours & Co. (b)......................     500         32,937
Eastman Kodak Co........................................     100          6,625
eBay, Inc...............................................     100         12,519
Electronic Data Systems Corp. (b).......................     400         26,775
Eli Lilly & Co. (b).....................................     600         39,900
EMC Corp. (a) (b).......................................     500         54,625
Equity Office Properties Trust..........................     300          7,388
Exxon Mobil Corp. (b)...................................   1,628        131,156
FDX Corp. (a)...........................................     200          8,188
Federal National Mortgage Assn (b)......................     500         31,219
First Data Corp.........................................     300         14,794
First Union Corp........................................     500         16,406
Ford Motor Co. (b)......................................     500         26,719
Gannett, Inc. (b).......................................     300         24,469

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Gap, Inc................................................     550    $    25,300
General Electric Co. (b)................................   1,500        232,125
General Motors Corp.....................................     300         21,806
Genuine Parts Co........................................     500         12,406
Gillette Co. (b)........................................     700         28,831
H. J. Heinz & Co........................................     400         15,925
HEALTHSOUTH Corp. (a)...................................     400          2,150
Hewlett-Packard Co. (b).................................     500         56,969
Hilton Hotels Corp......................................     300          2,888
Home Depot, Inc. (b)....................................     900         61,706
Household International, Inc............................     300         11,175
Illinois Tool Works, Inc................................     200         13,513
Intel Corp. (b).........................................   1,500        123,469
International Business Machines Corp. (b)...............     800         86,400
International Paper Co..................................     200         11,288
Johnson & Johnson, Inc. (b).............................     600         55,875
JP Morgan & Co., Inc. (b)...............................     400         50,650
Kimberly Clark Corp.....................................     300         19,575
Kroger Co. (a)..........................................     500          9,438
Latin American Discovery Fund, Inc. (b) (c).............  12,800        137,600
Lucent Technologies, Inc. (b)...........................   1,365        102,119
Marsh & McLennan Cos., Inc..............................     200         19,137
Masco Corp..............................................     400         10,150
MBNA Corp...............................................     600         16,350
McDonald's Corp. (b)....................................     700         28,219
MCI WorldCom, Inc. (a) (b)..............................   1,200         63,675
Mckesson HBOC, Inc......................................      74          1,670
Merck & Co., Inc. (b)...................................   1,000         67,062
Merrill Lynch & Co., Inc................................     300         25,050
Micron Technology, Inc. (a).............................     200         15,550
Microsoft Corp. (a) (b).................................   2,200        256,850
Minnesota Mining & Manufacturing Co. (b)................     300         29,362
Monsanto Co. (b)........................................     800         28,500

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Morgan Stanley Asia Pacific Fund, Inc. (b) (c)..........   6,200    $    73,237
Motorola, Inc. (b)......................................     400         58,900
National City Corp......................................     500         11,844
Newmont Mining Corp.....................................     400          9,800
Nike, Inc., Class B.....................................     200          9,913
Omnicom Group, Inc......................................     100         10,000
Oracle Corp. (a) (b)....................................     750         84,047
PE Corp. - PE Biosystems Group..........................     100         12,031
Peoplesoft, Inc. (a)....................................     100          2,131
Pfizer, Inc. (b)........................................   1,600         51,900
Philip Morris Cos., Inc. (b)............................   1,100         25,506
PNC Bank Corp...........................................     200          8,900
Procter & Gamble Co. (b)................................     600         65,737
Readers Digest Association, Inc., Class A...............     200          5,850
Sara Lee Corp...........................................     700         15,444
SBC Communications, Inc. (b)............................     700         34,125
Sears, Roebuck & Co.....................................     300          9,131
Southern Co.............................................     500         11,750
Staples, Inc............................................     100          2,075
Starwood Hotels & Resorts, Class B......................     200          4,700
SunTrust Banks, Inc.....................................     300         20,644
Teledyne Technologies, Inc..............................     100            944
Tenet Healthcare Corp. (a)..............................     200          4,700
Texas Instruments, Inc. (b).............................     300         29,062
Time Warner, Inc. (b)...................................     600         43,462
Transocean Sedco Forex, Inc.............................      58          1,957
United Technologies Corp................................     400         26,000
UnumProvident Corp......................................     200          6,413
US Bancorp..............................................     300          7,144
USX - Marathon Group....................................     300          7,406
Viacom, Inc., Class B (a)...............................     400         24,175
Vulcan Materials Co.....................................     100          3,994
Wachovia Corp...........................................     100          6,800

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Wal-Mart Stores, Inc. (b)...............................   2,000    $   138,250
Walgreen Co.............................................     500         14,625
Walt Disney Co. (b).....................................   1,100         32,175
Washington Mutual, Inc..................................     200          5,200
Waste Management, Inc...................................     500          8,594
Water Pik Tech, Inc.....................................      35            335
Wells Fargo & Co. (b)...................................     900         36,394
Whirlpool Corp..........................................     100          6,506
Williams Cos., Inc......................................     200          6,113
Xerox Corp..............................................     400          9,075
Yahoo!, Inc. (b)........................................     200         86,537
                                                                    -----------
                                                                      4,591,840
                                                                    -----------
    TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS  73.3%....     12,916,686
                                                                    -----------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  22.1%
Canada Government - CA$
  (200,000 par, 5.250% coupon, 09/01/03 maturity)...............        134,305
Canada Government - CA$
  (70,000 par, 8.750% coupon, 12/01/05 maturity)................         54,383
Denmark Kingdom - DKK
  (1,000,000 par, 7.000% coupon, 11/15/07 maturity).............        147,830
Government of France - FRF
  (400,000 par, 4.500% coupon, 07/12/03 maturity)...............        400,804
Government of France - FRF
  (150,000 par, 5.250% coupon, 04/25/08 maturity)...............        150,271
Government of France - FRF
  (100,000 par, 5.500% coupon, 10/25/07 maturity)...............        102,186
Bundesrepublik Deut - DEM
  (300,000 par, 6.500% coupon, 07/04/27 maturity)...............        322,272
Republic of Italy - ITL
  (150,000 par, 6.750% coupon, 02/01/07 maturity)...............        162,594
Republic of Italy - JPY
  (10,000,000 par, 3.750% coupon, 06/08/05 maturity)............        111,647
Republic of Italy - JPY
  (15,000,000 par, 5.000% coupon, 12/15/04 maturity)............        175,463

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                                   Market Value
--------------------------------------------------------------------------------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Kingdom of Netherlands - NLG
  (220,000 par, 3.000% coupon, 02/15/02 maturity)...............    $   215,622
Kingdom of Sweden - SEK
  (700,000 par, 6.000% coupon, 02/09/05 maturity)...............         84,154
Kingdom of Sweden - SEK
  (1,000,000 par, 13.000% coupon, 06/15/01 maturity)............        130,767
United Kingdom Treasury - GBP
  (90,000 par, 8.000% coupon, 12/07/00 maturity)................        147,122
United Kingdom Treasury - GBP
  (80,000 par, 8.500% coupon, 07/16/07 maturity)................        149,383
Federal National Mortgage Association - AUD
  (50,000 par, 6.375% coupon, 08/15/07 maturity)................         30,836
Federal National Mortgage Association - AUD
  (60,000 par, 6.500% coupon, 07/10/02 maturity)................         39,175
Federal National Mortgage Association - JPY
  (10,000,000 par, 2.125% coupon, 10/09/07 maturity)............        102,365
KFW International Finance - JPY
  (10,000,000 par, 1.000% coupon, 12/20/04 maturity)............         98,135
U.S. Treasury Bonds - US $(500,000 par, 8.125% coupon,
  08/15/19 maturity) (b)........................................        569,764
U.S. Treasury Bonds - US $(250,000 par, 12.000% coupon,
  05/15/05 maturity) (b)........................................        310,585
U.S. Treasury Notes - US $(150,000 par, 6.250% coupon,
  02/15/07 maturity) (b)........................................        147,587
U.S. Treasury Notes - US $(100,000 par, 7.250% coupon,
  05/15/04 maturity) (b)........................................        103,250
                                                                    -----------
    TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  22.1%...      3,890,500
                                                                    -----------
SUPRA-NATIONAL  1.8%
European Investment Bank - JPY
  (15,000,000 par, 4.625% coupon, 02/26/03 maturity)............        166,061
Inter-American Development Bank - JPY
  (15,000,000 par, 1.900% coupon, 07/08/09 maturity)............        149,604
                                                                    -----------
TOTAL SUPRA-NATIONAL............................................        315,665
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                                   Market Value
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS 0.0%
Jeronimo Martins - PTE (174,000 par, 0.000% coupon, 12/30/04
  maturity).....................................................    $       102
                                                                    -----------
TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $14,089,612)............................................     17,122,953
                                                                    -----------
REPURCHASE AGREEMENT  1.8%
State Street Bank & Trust Co., dated 12/31/99, due 01/03/00, to be repurchased at $317,066, collateralized by $265,000 U.S.
  Treasury Bill, 10.375%, due 11/15/12, valued at $325,619 (Cost
  $317,000) (b).................................................        317,000
                                                                    -----------
TOTAL INVESTMENTS  99.0%
  (Cost $14,406,612)............................................     17,439,953
FOREIGN CURRENCY  0.3% (VARIOUS DENOMINATIONS)
  (Cost $50,567)................................................         50,520
OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%......................        133,426
                                                                    -----------
NET ASSETS 100.0%...............................................    $17,623,899
                                                                    ===========

(a) Non-income producing security as this stock currently does not declare dividends

(b) Assets segregated as collateral for open futures transactions and foreign currency contracts.

(c) Related party security. See notes to Financial Statements.

AUD - Australian Dollar
CA$ - Canadian Dollar
DEM - German Mark
DKK - Danish Krone
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
NLG - Dutch Guilder
PTE - Portuguese Escudo
SEK - Swedish Krona
US$ - United States Dollar

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $14,406,612)........................  $17,439,953
Foreign Currency (Cost $50,567).............................       50,520
Cash........................................................          393
Margin Deposit on Futures...................................       32,895
Receivables:
  Variation Margin on Futures...............................      247,461
  Interest..................................................       91,555
  Dividends.................................................       16,356
  Investments Sold..........................................        3,902
  Fund Shares Sold..........................................        1,068
Other.......................................................        3,509
                                                              -----------
      Total Assets..........................................   17,887,612
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       55,183
  Investment Advisory Fee...................................       29,143
  Distributor and Affiliates................................       17,521
  Capital Gain Distribution.................................        1,133
Trustees' Deferred Compensation and Retirement Plans........       36,294
Foreign Currency Contracts..................................       20,704
Accrued Expenses............................................      103,735
                                                              -----------
      Total Liabilities.....................................      263,713
                                                              -----------
NET ASSETS..................................................  $17,623,899
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,550,228
Net Unrealized Appreciation.................................    3,043,747
Accumulated Net Realized Gain...............................       65,744
Accumulated Net Investment Loss.............................      (35,820)
                                                              -----------
NET ASSETS..................................................  $17,623,899
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $7,325,862 and 687,166 shares of
    beneficial interest issued and outstanding).............  $     10.66
    Maximum sales charge (4.75%* of offering price).........          .53
                                                              -----------
    Maximum offering price to public........................  $     11.19
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,612,541 and 837,387 shares of
    beneficial interest issued and outstanding).............  $     10.29
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,685,496 and 163,274 shares of
    beneficial interest issued and outstanding).............  $     10.32
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  287,237
Dividends (Net of foreign withholding taxes of $15,649).....       199,246
                                                                ----------
    Total Income............................................       486,483
                                                                ----------
EXPENSES:
Custody.....................................................       188,766
Investment Advisory Fee.....................................       172,979
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $17,370, $88,266 and $15,232,
  respectively).............................................       120,868
Shareholder Services........................................        94,565
Reports to Shareholders.....................................        67,870
Registration................................................        49,030
Trustees' Fees and Related Expenses.........................        12,461
Amortization of Organizational Costs........................         1,040
Legal.......................................................           960
Other.......................................................        44,990
                                                                ----------
    Total Expenses..........................................       753,529
                                                                ----------
NET INVESTMENT LOSS.........................................    $ (267,046)
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $1,430,447
  Futures...................................................        87,342
  Forward Commitments.......................................       (86,179)
  Foreign Currency Transactions.............................      (262,871)
                                                                ----------
Net Realized Gain...........................................     1,168,739
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     2,216,687
                                                                ----------
  End of the Period:
    Investments.............................................     3,033,341
    Futures.................................................        31,899
    Foreign Currency Translation............................          (789)
    Forward Currency Contracts..............................       (20,704)
                                                                ----------
                                                                 3,043,747
                                                                ----------
Net Unrealized Appreciation During the Period...............       827,060
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,995,799
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,728,753
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended          Year Ended
                                                 December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.............................    $  (267,046)        $  (230,552)
Net Realized Gain...............................      1,168,739           3,218,575
Net Unrealized Appreciation During the Period...        827,060             108,563
                                                    -----------         -----------
Change in Net Assets from Operations............      1,728,753           3,096,586
                                                    -----------         -----------
Distributions in Excess of Net Investment
  Income*.......................................        (25,278)            (76,480)
Distributions from Net Realized Gain*...........     (1,266,539)         (2,388,475)
                                                    -----------         -----------
Total Distributions.............................     (1,291,817)         (2,464,955)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................        436,936             631,631
                                                    -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      3,136,039           6,233,096
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      1,177,360           2,280,988
Cost of Shares Repurchased......................     (6,686,875)        (12,579,170)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     (2,373,476)         (4,065,086)
                                                    -----------         -----------
TOTAL DECREASE IN NET ASSETS....................     (1,936,540)         (3,433,455)
NET ASSETS:
Beginning of the Period.........................     19,560,439          22,993,894
                                                    -----------         -----------
End of the Period (Including accumulated net
  investment loss of $35,820 and $23,161,
  respectively).................................    $17,623,899         $19,560,439
                                                    ===========         ===========
*Distributions by Class
--------------------------------------------------------------------------------------
Distributions in Excess of Net Investment
  Income:
  Class A Shares................................    $   (25,278)        $   (76,480)
  Class B Shares................................            -0-                 -0-
  Class C Shares................................            -0-                 -0-
                                                    -----------         -----------
                                                    $   (25,278)        $   (76,480)
                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares................................    $  (501,835)        $(1,080,329)
  Class B Shares................................       (647,697)         (1,144,103)
  Class C Shares................................       (117,007)           (164,043)
                                                    -----------         -----------
                                                    $(1,266,539)        $(2,388,475)
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class A Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.339   $10.162   $10.530   $ 10.15   $  9.19
                                 -------   -------   -------   -------   -------
Net Investment Income/Loss.....    (.111)    (.066)    (.088)      -0-       .08
Net Realized and Unrealized
  Gain.........................    1.231     1.643     1.014     1.242    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.120     1.577      .926     1.242    1.2175
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .038      .072       -0-       -0-     .0775
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .798     1.400     1.294      .862     .2575
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.661   $10.339   $10.162   $10.530   $ 10.15
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   11.51%    15.84%     8.94%    12.44%    13.30%
Net Assets at End of the Period
  (In millions)................  $   7.3   $   8.5   $  11.2   $   8.5   $  15.5
Ratio of Expenses to Average
  Net Assets*..................    3.88%     4.11%     3.66%     2.87%     2.79%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*......................   (1.08%)    (.60%)    (.67%)     .00%      .81%
Portfolio Turnover.............     193%      222%      231%       91%      135%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     3.17%     3.68%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................      N/A       N/A       N/A     (.30%)    (.07%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.038   $ 9.911   $10.379   $ 10.10   $  9.17
                                 -------   -------   -------   -------   -------
Net Investment Loss............    (.185)    (.151)    (.146)    (.106)     (.01)
Net Realized and Unrealized
  Gain.........................    1.192     1.606      .972     1.247    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.007     1.455      .826     1.141    1.1275
                                 -------   -------   -------   -------   -------
Less:
Distributions from and in
  Excess of Net Investment
  Income.......................      -0-       -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .760     1.328     1.294      .862     .1975
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.285   $10.038   $ 9.911   $10.379   $ 10.10
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   10.72%    14.96%     8.10%    11.51%    12.31%
Net Assets at End of the Period
  (In millions)................  $   8.6   $   9.6   $  10.0   $   9.9   $   8.1
Ratio of Expenses to Average
  Net Assets*..................    4.67%     4.89%     4.42%     3.76%     3.73%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.85%)   (1.42%)   (1.45%)   (1.01%)    (.09%)
Portfolio Turnover.............     193%      222%      231%       91%      135%
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     4.06%     4.61%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A       N/A       N/A    (1.30%)    (.97%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class C Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.057   $ 9.927   $10.395   $ 10.12   $  9.20
                                 -------   -------   -------   -------   -------
Net Investment Loss............    (.182)    (.147)    (.139)    (.104)     (.02)
Net Realized and Unrealized
  Gain.........................    1.208     1.605      .965     1.241    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.026     1.458      .826     1.137    1.1175
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      -0-       -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .760     1.328     1.294      .862     .1975
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.323   $10.057   $ 9.927   $10.395   $ 10.12
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   10.79%    14.93%     8.09%    11.49%    12.16%
Net Assets at End of the Period
  (In millions)................  $   1.7   $   1.4   $   1.7   $   1.7   $   1.9
Ratio of Expenses to Average
  Net Assets*..................    4.65%     4.91%     4.46%     3.78%     3.79%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.84%)   (1.38%)   (1.50%)    (.99%)    (.18%)
Portfolio Turnover.............     193%      222%      231%       91%      135%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     4.07%     4.67%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A       N/A       N/A    (1.28%)   (1.06%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available, are valued at the mean of the last reported bid and asked price. Fixed income securities are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of

                               December 31, 1999
--------------------------------------------------------------------------------

book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS--The Fund reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs were amortized on a straight line basis over the 60-month period ending May 15, 1999.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1999, for federal income tax purposes cost of long- and short-term investments is $14,451,991, the aggregate gross unrealized appreciation is $3,760,739

                               December 31, 1999
--------------------------------------------------------------------------------

and the aggregate gross unrealized depreciation is $772,777, resulting in net unrealized appreciation on long- and short-term investments of $2,987,962.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent book and tax basis differences relating to net realized currency gains totaling $154,319 and net gains of $6,999 from Passive Foreign Investment Companies sold were reclassified from accumulated net realized gain/loss to accumulated net investment loss. A permanent difference of $55 related to distributions was reclassified from accumulated net investment loss to accumulated net realized gain/loss. A permanent difference related to a net operating loss totaling $118,292 has been reclassified from accumulated net investment loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investment in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                               December 31, 1999
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $9,100 representing Van Kampen's cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $73,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    During the period, the Fund owned shares of the following Morgan Stanley Funds which are managed by the Subadviser:

                                                             TRANSACTIONS
                                                           DURING THE PERIOD
                                                         ---------------------
                                   % OF NET ASSETS        COST OF     PROCEEDS
                                 AT DECEMBER 31, 1999    PURCHASES    OF SALES
------------------------------------------------------------------------------
Latin American Discovery
  Fund, Inc..................                    .78%          -0-         -0-
Morgan Stanley Asia Pacific
  Fund, Inc..................                    .42%          -0-         -0-

    At December 31, 1999, Van Kampen owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $5,397,978, $7,694,972 and $1,457,278 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  165,799    $ 1,687,560
  Class B.........................................  107,809      1,063,957
  Class C.........................................   38,631        384,522
                                                   --------    -----------
Total Sales.......................................  312,239    $ 3,136,039
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   49,856    $   502,652
  Class B.........................................   59,993        585,510
  Class C.........................................    9,104         89,198
                                                   --------    -----------
Total Dividend Reinvestment.......................  118,953    $ 1,177,360
                                                   ========    ===========
Repurchases:
  Class A......................................... (348,962)   $(3,554,541)
  Class B......................................... (289,679)    (2,853,251)
  Class C.........................................  (28,422)      (279,083)
                                                   --------    -----------
Total Repurchases................................. (667,063)   $(6,686,875)
                                                   ========    ===========

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $6,809,856, $8,959,090 and $1,273,050 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................    425,556       $  4,563,674
  Class B....................................     85,315            901,857
  Class C....................................     73,498            767,565
                                              ----------       ------------
Total Sales..................................    584,369       $  6,233,096
                                              ==========       ============
Dividend Reinvestment:
  Class A....................................    108,757       $  1,109,902
  Class B....................................    105,262          1,037,178
  Class C....................................     13,537            133,908
                                              ----------       ------------
Total Dividend Reinvestment..................    227,556       $  2,280,988
                                              ==========       ============
Repurchases:
  Class A....................................   (819,174)      $ (8,755,915)
  Class B....................................   (244,540)        (2,594,678)
  Class C....................................   (116,317)        (1,228,577)
                                              ----------       ------------
Total Repurchases............................ (1,180,031)      $(12,579,170)
                                              ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years

                               December 31, 1999
--------------------------------------------------------------------------------

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................  4.00%           1.00%
Second...........................................  4.00%            None
Third............................................  3.00%            None
Fourth...........................................  2.50%            None
Fifth............................................  1.50%            None
Sixth and Thereafter.............................   None            None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,000 and CDSC on the redeemed shares of approximately $10,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $27,178,896 and $31,035,103, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Forward commitments are privately negotiated transactions between the Fund and dealers. Purchasing securities on a forward basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase

                               December 31, 1999
--------------------------------------------------------------------------------

price resulting in an unrealized loss. Selling securities on a forward basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their commitments. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian.
    Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.
A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forward commitments. There were no forward purchase commitments open as of December 31, 1999.

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on foreign currency translation. There were no closed but unsettled forward commitments open as of December 31, 1999.

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

                               December 31, 1999
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of December 31, 1999:

                                                            UNREALIZED
                                               CURRENT     APPRECIATION/
DESCRIPTION                                     VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS
European Currency Unit,
  60,000 expiring 02/02/00..................  $   60,589     $ (1,115)
  90,000 expiring 02/02/00..................      90,661         (226)
  14,832 expiring 03/07/00..................      15,018           18
  128,000 expiring 03/10/00.................     129,625       (8,820)
Japanese Yen,
  34,601,000 expiring 03/17/00..............     342,895       22,040
  7,232,770 expiring 03/17/00...............      71,676          676
                                              ----------     --------
                                              $  710,464     $ 12,573
                                              ----------     --------
SHORT CONTRACTS
European Currency Unit,
  150,000 expiring 02/02/00.................     151,472          293
Japanese Yen,
  10,425,400 expiring 03/17/00..............     103,315       (6,640)
  27,246,380 expiring 03/17/00..............     270,011       (4,011)
  27,390,020 expiring 03/17/00..............     271,434       (5,434)
  102,430 expiring 03/17/00.................       1,015          (15)
  102,970 expiring 03/17/00.................       1,020          (20)
  53,744,000 expiring 03/17/00..............     532,601      (14,986)
  10,166,000 expiring 03/17/00..............     100,745         (745)
  8,583,000 expiring 03/17/00...............      85,057       (1,719)
                                              ----------     --------
                                              $1,516,670      (33,277)
                                              ----------     --------
                                                             $(20,704)
                                                             ========

D. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an Index without purchasing all of the securities underlying the Index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures

                               December 31, 1999
--------------------------------------------------------------------------------

contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................      5
Futures Opened..............................................    116
Futures Closed..............................................   (120)
Futures Split (Matif CAC 40 8-for-1)........................      7
                                                               ----
Outstanding at December 31, 1999............................      8
                                                               ====

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
OSA NIKKEI 300
  March 2000--Long Contracts
     (Current Notional Value of 3,223,000 JPY
       per contract)...........................     7          $ 7,263
EURX-DAX
  March 2000--Long Contract
     (Current Notional Value of 175,675 EUR per
       contract)...............................     1           24,636
                                                    --         -------
                                                    8          $31,899
                                                    ==         =======

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $78,200.

                               December 31, 1999
--------------------------------------------------------------------------------

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund did not borrow against the credit facility during the period.

8. SUBSEQUENT EVENT
On January 27, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's approval, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business February 2, 2000. Currently, existing shareholders of the Fund as of February 2, 2000 may continue to purchase shares of the Fund. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Global Managed Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Managed Assets Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                           GLOBAL MANAGED ASSETS FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUSANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary
JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1585 Broadway
New York, New York 10036
DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

                                               *  "Interested" persons of the
                                               Fund, as defined in the Investment
                                                  Company Act of 1940.
                                               (C) Van Kampen Funds Inc., 2000
                                                  All rights reserved.
                                               (SM) denotes a service mark of Van
                                               Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

   For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $1,130,485 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

                          RESULT OF SHAREHOLDER VOTES

    A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1)   With regard to the election of the following trustees by shareholders:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
J. Miles Branagan                                 941,124      16,140
Jerry D. Choate                                   941,124      16,140
Linda Hutton Heagy                                941,752      15,512
R. Craig Kennedy                                  941,752      15,512
Mitchell M. Merin                                 941,752      15,512
Jack E. Nelson                                    941,752      15,512
Richard F. Powers, III                            941,752      15,512
Phillip B. Rooney                                 941,752      15,512
Fernando Sisto                                    941,124      16,140
Wayne W. Whalen                                   941,119      16,145
Suzanne H. Woolsey, PhD.                          941,752      15,512
Paul G. Yovovich                                  941,752      15,512

2) With regard to the ratification of PriceWaterhouseCoopers LLP to act as independent public accounts for the Portfolio, 930,632 shares were voted in the affirmative and 5,275 shares were voted against the proposal and 21,355 shares abstained from voting.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.